UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2014
Conn’s, Inc.
(Exact name of registrant as specified in its charter)

1-34956
(Commission File Number)

Delaware	06-1672840
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
4055 Technology Forest Blvd., Suite 210
The Woodlands, Texas 77381
(Address of principal executive offices) (Zip Code)

(936) 230-5899
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On March 14, 2016, the Company issued a press release announcing the pricing of its securitization transaction relating to an approximate $705 million of its customer receivables (the “Securitization Transaction”). A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
None of the information contained in Item 7.01 or Exhibit 99.1of this Form 8-K shall be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and none of it shall be incorporated by reference in any filing under the Securities Act of 1933, as amended. Furthermore, this report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1*	Press Release, dated March 14, 2016, related to the pricing of the Securitization Transaction.

* Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONN'S, INC.
Date:	March 14, 2016	By:	/s/ Thomas R. Moran
		Name:	Thomas R. Moran
		Title:	Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1*	Press Release, dated March 14, 2016, related to the pricing of the Securitization Transaction.